Clever Leaves Reports First Quarter 2023 Results - Continued Commercial Momentum Within Core Cannabinoid Markets - - Recent Commercial Launches of Colombian Dry Flower Exports to Australia and Germany Mark Key Operational Milestone - - Continuing Cost Reduction Measures Drive Leaner Operational Infrastructure - - Reiterating Previously Issued 2023 Outlook - TOCANCIPÁ, COLOMBIA, May 11, 2023 – Clever Leaves Holdings Inc. (NASDAQ: CLVR, CLVRW) (“Clever Leaves” or the “Company”), a global medicinal cannabis company, is reporting financial and operating results for the first quarter ended March 31, 2023. All financial information is provided in US dollars unless otherwise indicated. “Our first quarter performance reflects the progress we are making on our key growth objectives, including our focused commercial strategy, Colombian production, and leaner cost structure,” said Andres Fajardo, CEO of Clever Leaves. “We continued to build upon our commercial momentum within our core target markets—notably Brazil, Australia, and Israel—and ramp our Colombian smokable dry flower exports. Within our non-cannabinoid segment, we also generated sequential and year-over-year margin improvements. In addition, we drove an approximately 48% year-over-year decrease in our operating expenses, demonstrating the significant and sustained benefit of our restructuring and cost reduction initiatives. As a result, net loss was reduced by nearly 75% and adjusted EBITDA loss was reduced by 35% as we continued to progress on our path to cash flow positivity. As we move further into 2023, we aim to continue executing on these fronts to drive greater operational efficiency and enhance our positioning within the global cannabinoid supply chain.” First Quarter 2023 Summary vs. Same Year-Ago Quarter1 • Revenue was $4.0 million compared to $5.0 million. Cannabinoid revenue was $1.2 million compared to $1.8 million, and non-cannabinoid revenue was $2.8 million compared to $3.2 million. The decrease in cannabinoid revenues is the result of a one-time order from Brazilian customers to fill the distribution pipeline in Q1 2022, as well as the discontinuation of Portuguese flower while Colombian flower production is being ramped up. The decrease in non-cannabinoid revenue was due to some 1 Due to the cessation of the Company’s production operations in Portugal, as well as the ongoing wind-down process for these operations, Clever Leaves has determined that these operations meet the "discontinued operations" criteria as of March 31, 2023, in accordance with Accounting Standards Codification (ASC) 205, Presentation of Financial Statements. As a result, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations, and the notes to the Consolidated Financial Statements, have been restated for all periods presented to reflect the discontinuation of these operations in accordance with ASC 205. For additional detail on this presentation, please refer to the Company’s Form 10-Q for the three months ended March 31, 2023.

marketplace adjustments with the onboarding of a new online marketplace partner and implementing new sales terms in its specialty channels. • All-in cost per gram of dry flower was $1.29 compared to $0.12, attributed to the Company’s significantly reduced agricultural output, along with ongoing extraction and processing costs at its Colombian operations. • Gross profit, including a $0.1 million inventory provision, was $2.2 million, compared to a $2.6 million gross profit in the year-ago quarter, which included a $0.3 million inventory provision. Adjusted gross profit (a non-GAAP financial measure defined and reconciled herein), which excluded such inventory provisions, was $2.4 million compared to $2.9 million. The reduction in gross profit was a result of the lower revenue levels during the quarter. • Gross margin, which included such inventory provision of $0.1 million, increased 480 basis points to 56.2% compared to 51.4%, which included such inventory provision of $0.3 million. Adjusted gross margin (a non-GAAP financial measure defined and reconciled herein), which excluded such inventory provisions, increased 160 basis points to 59.2% compared to 57.6%. • Net loss improved substantially to $4.1 million compared to $16.1 million, driven primarily by the Company’s continued restructuring and cost reduction measures, as well as significantly reduced interest expense and amortization of debt issuance cost compared to the year-ago period. Net loss in the year-ago quarter included a $3.8 million restructuring charge related to charging off certain excess extraction equipment for the Company’s Colombian operations and employee exit costs, as well as $2.3 million in loss on debt extinguishment. • Adjusted EBITDA (a non-GAAP financial measure defined and reconciled herein) improved to $(3.0) million compared to $(4.7) million. Fajardo continued: “With Colombia now serving as our sole cannabinoid cultivation and production geography, we are focused on our core competency and working to leverage our existing cost advantages as we ramp our first commercial flower sales in Germany and Australia in the second quarter. We have already completed commercial flower shipments to both countries, and we will refine our products based on market feedback. Within our flower cultivation strategy, we continue to focus on growing the most premium and commercially viable strains. Accordingly, we have remained diligent with right-sizing and optimizing our harvests towards the cultivation of THC flower, which we expect to drive greater demand and cost efficiencies as the business continues to scale. “We have also successfully continued with winding down our operations in Portugal. We have now sold most of our remaining Portuguese flower inventory into Australia2, leveraging our core competencies that we previously developed in the Australian market. As of the end of the first quarter, our Portuguese flower cultivation, post-harvest processes, and manufacturing activities have all ceased in full, and we have completed the bulk of our workforce reductions. Additionally, we are optimistic about our ability to sell these non-core assets before the end of the year based on expected demand and thanks to the tireless and dedicated efforts of our team. 2 The Company’s sales of its Portuguese flower to Australia amounted to approximately $300,000 during the first quarter of 2023, recognized as part of its discontinued operation. See Note 19 in the Company’s Form 10-Q for the three months ended March 31, 2023 for further information.

“While restructuring cash expenditures will continue through the first half of 2023, we will reach a lower cash expenditure run rate later in the second quarter. Taken in conjunction with the significant opex reductions we have driven—and the minimal capex required by our Colombian production operations— we believe we are positioned to operate from a much leaner foundation and drive towards becoming a positive cash flow generative business. To further support our growth and enhance our liquidity position, we continue to evaluate potential sources of additional capital. We expect to report on progress on selling our non-core Portuguese assets this year, while also identifying other opportunities to generate cash from non-core asset sales. “Across our core markets, we have continued to develop commercial progress and sign new partnerships. We recently complemented our existing Brazilian product sales under RDC 327 with the announcement of our five-year partnership with a leading pharmaceutical company, Hypera Pharma. Under the agreement, we will continue supplying CBD-dominant oral solutions for prescription to Brazilian patients. We also announced a new partnership with Praetorian Global Inc., a US-based cannabis and hemp brand owner, including Binske, and intellectual property provider, to cultivate and produce premium flower and branded products for distribution to medical cannabis patients across the European Union, United Kingdom, and Australia by Q2 2024. These agreements highlight the pipeline we are steadily developing throughout our key geographies. “Looking ahead, we believe we are positioned to further optimize our capital efficiency and cost structure, as well as to expand our dry flower and extracts sales. We look forward to providing further updates on our strategic progress going forward.” First Quarter 2023 Financial Results1 Revenue in the first quarter of 2023 was $4.0 million compared to $5.0 million for the same period in 2022. The decrease in cannabinoid revenues reflect a one-time influx of pipeline shipments to Brazil in the year- ago period that did not repeat during the first quarter of 2023. The decrease in non-cannabinoid segment revenues was due to some marketplace adjustments with the onboarding of a new on-line marketplace partner and implementing new sales terms in our specialty channels as well as current economic challenges amongst select customers. All-in cost per gram of dry flower in the first quarter of 2023 was $1.29 per gram compared to $0.12 per gram for the same period in 2022. The increase was primarily attributable to the Company’s significantly reduced agricultural output in Colombia, along with continued extraction and processing costs on existing inventory. Gross profit, including a $0.1 million inventory provision, was $2.2 million in the first quarter of 2023 compared to $2.6 million for the same period of 2022, which included a $0.3 million inventory provision. Gross margin, which included such provisions, increased 480 basis points to 56.2% in the first quarter of 2023 compared to 51.4% for the same period of 2022. The increase reflects a lower inventory provision relative to the year-ago quarter, as well as improved gross margin performance within the Company’s non- cannabinoid segment. Adjusted gross profit, which excluded the above provisions, was $2.4 million compared to $2.9 million for the same period of 2022. Adjusted gross margin, which excluded such provisions, increased 160 basis points to 59.2% compared to 57.6% for the same period of 2022. Operating expenses in the first quarter of 2023 improved significantly to $6.4 million compared to $12.3 million for the same period in 2022. The decrease in operating expenses was driven by the Company’s continued restructuring and cost reduction initiatives. Operating expenses in the year-ago quarter included a $3.8 million restructuring charge related to charging off certain excess extraction equipment for our Colombian operations, as well as employee exit costs. Net loss in the first quarter of 2023 improved to $4.1 million compared to a net loss of $16.1 million for the same period in 2022. This was driven primarily by the Company’s ongoing restructuring and cost reduction measures, as well as a significantly lower interest expense and amortization of debt issuance cost compared to the year-ago period. Net loss in the year-ago quarter included the aforementioned $3.8 million restructuring charge, as well as a $2.3 million loss on debt extinguishment. Adjusted EBITDA in the first quarter of 2023 improved to $(3.0) million compared to $(4.7) million for the same period in 2022. The improvement was mainly attributable to realized cost reductions and implemented restructuring initiatives. Cash, cash equivalents and restricted cash were $6.7 million at March 31, 2023, compared to $12.9 million at December 31, 2022. The decrease was primarily attributable to operating losses, working capital needs, and upfront cash expenditures related to the wind-down of the Company’s Portuguese operations. As the Company completes the sale of non-core assets from our Portugal operations, it currently expects that a material portion of those upfront cash expenditures will be offset. In addition, while it expects restructuring cash expenditures to persist through the first half of 2023, the Company is already seeing a significantly reduced cash burn rate in the second quarter, which is expected to continue to improve going forward. Reiterated 2023 Outlook Based on current commercial traction within our core markets, along with the benefit of its sustained cost improvement initiatives, Clever Leaves is reaffirming its full year 2023 revenue outlook to a range of between $19 million and $22 million, with an adjusted gross margin between 58% and 63%. The Company also continues to expect its 2023 adjusted EBITDA to range between $(13.6) million and $(10.6) million, which represents a substantial improvement compared with last year’s AEBITDA loss of $(23.4) million. Additionally, Clever Leaves expects approximately $0.5 million to $0.7 million of annual capital expenditures in 2023, representing an estimated 50% reduction compared to 2022. Conference Call Clever Leaves will conduct a conference call today at 5:00 p.m. Eastern time to discuss its results for the first quarter ended March 31, 2023. Clever Leaves management will host the conference call, followed by a question-and-answer session. Conference Call Date: Thursday, May 11, 2023 Time: 5:00 p.m. Eastern time Toll-free dial-in number: 1-855-238-2333 International dial-in number: 1-412-317-5222 Conference ID: 10177405 Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Group at (949) 574-3860.

The conference call will be broadcast live and available for replay here. A telephonic replay of the conference call will also be available after 8:00 p.m. Eastern time on the same day through May 18, 2023. Toll-free replay number: 1-844-512-2921 International replay number: 1-412-317-6671 Replay ID: 10177405 About Clever Leaves Holdings Inc. Clever Leaves is a global medical cannabis company. Its operations in Colombia produce EU GMP cannabinoid active pharmaceutical ingredients (API) and finished products in flower and extract form to a growing base of B2B customers around the globe. Clever Leaves aims to disrupt the traditional cannabis production industry by leveraging environmentally sustainable, ESG-friendly, industrial-scale and low-cost production methods, with the world’s most stringent pharmaceutical quality certifications. We announce material information to the public through a variety of means, including filings with the SEC, press releases, public conference calls, and our website (https://cleverleaves.com). We use these channels, as well as social media, including our Twitter account (@clever_leaves), and our LinkedIn page (https://www.linkedin.com/company/clever-leaves), to communicate with investors and the public about our Company, our products, and other matters. Therefore, we encourage investors, the media, and others interested in our Company to review the information we make public in these locations, as such information could be deemed to be material information. Information on or that can be accessed through our websites or these social media channels is not part of this release, and references to our website addresses and social media channels are inactive textual references only. Non-GAAP Financial Measures In this press release, Clever Leaves refers to certain non-GAAP financial measures including Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin. Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin do not have standardized meanings prescribed by GAAP and are therefore unlikely to be comparable to similar measures presented by other companies. Adjusted EBITDA is defined as income/loss from continuing operations before interest, taxes, depreciation and amortization, share- based compensation expense, restructuring expenses, foreign exchange gain/loss, gains/losses on the early extinguishment of debt, gain/loss on remeasurement of warrant liability, equity investment share of gain/loss, other expense/income and income/loss from discontinued operations. Adjusted Gross Profit (and the related Adjusted Gross Margin measure) is defined as gross profit excluding inventory provision. Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin also exclude the impact of certain non- recurring items that are not directly attributable to the underlying operating performance. Clever Leaves considers Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin to be meaningful indicators of the performance of its core business. Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For reconciliations of Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin to the most directly comparable U.S. GAAP measures, see the relevant schedules provided with this press release. We have not provided or reconciled the non-GAAP forward-looking information to their corresponding GAAP measures because the exact amounts for these items are not currently determinable without unreasonable efforts but may be significant. Forward-Looking Statements This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “opportunity,” “outlook,” “pipeline,” “plan,” “predict,” “potential,” “projected,” “seek,” “seem,” “should,” “will,” “would” and similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements as well as our outlook for 2023 are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Important factors that may affect actual results or the achievability of the Company’s expectations include, but are not limited to: (i) our ability to continue as a going concern; (ii) our ability to maintain the listing of our securities on Nasdaq; (iii) our ability to implement our restructuring initiatives; (iv) expectations with respect to future operating and financial performance and growth, including if or when Clever Leaves will become profitable; (v) Clever Leaves’ ability to execute its business plans and strategy and to receive regulatory approvals (including its goals in its five key markets); (vi) Clever Leaves’ ability to capitalize on expected market opportunities, including the timing and extent to which cannabis is legalized in various jurisdictions; (vii) global economic and business conditions, including recent economic sanctions against Russia and their effects on the global economy; (viii) geopolitical events (including the ongoing military conflict between Russia and Ukraine), natural disasters, acts of God and pandemics, including the economic and operational disruptions and other effects of COVID-19; (ix) regulatory developments in key markets for the Company's products, including international regulatory agency coordination and increased quality standards imposed by certain health regulatory agencies, and failure to otherwise comply with laws and regulations; (x) uncertainty with respect to the requirements applicable to certain cannabis products as well as the permissibility of sample shipments, and other risks and uncertainties; (xi) consumer, legislative, and regulatory sentiment or perception regarding Clever Leaves’ products; (xii) lack of regulatory approval and market acceptance of Clever Leaves’ new products which may impede its ability to successfully commercialize its products; (xiii) the extent to which Clever Leaves’ is able to monetize its existing THC market quota within Colombia; (xiv) demand for Clever Leaves’ products and Clever Leaves’ ability to meet demand for its products and negotiate agreements with existing and new customers, including the sales agreements identified as a part of the Company’s 2023 strategic growth objectives; (xv) developing product enhancements and formulations with commercial value and appeal; (xvi) product liability claims exposure; (xvii) lack of a history and experience operating a business on a large scale and across multiple jurisdictions; (xviii) limited experience operating as a public company; (xix) changes in currency exchange rates and interest rates; (xx) weather and agricultural conditions and their impact on the Company’s cultivation and construction plans, (xxi) Clever Leaves’ ability to hire and retain skilled personnel in the jurisdictions where it operates; (xxii) Clever Leaves’ rapid growth, including growth in personnel; (xxiii) Clever Leaves’ ability to remediate a material weakness in its internal control cover financial reporting and to develop and maintain effective internal and disclosure controls; (xxiv) potential litigation; (xxv) access to additional financing; and (xxvi) completion of our construction initiatives on time and on budget. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Clever Leaves’ most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning Clever Leaves and attributable to Clever Leaves or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Clever Leaves expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Clever Leaves Investor Inquiries: Cody Slach or Jackie Keshner Gateway Group, Inc. +1-949-574-3860 CLVR@gatewayir.com Clever Leaves Press Contacts: Rich DiGregorio KCSA Strategic Communications +1-856-889-7351 cleverleaves@kcsa.com Clever Leaves Commercial Inquiries: Andrew Miller Vice President Sales - EMEA, North America, and Asia-Pacific +1-416-817-1336 andrew.miller@cleverleaves.com